# Q2 2012 Earnings Teleconference

July 25, 2012

ATMI®

# Safe Harbor Statement

Statements contained herein that relate to ATMI's future performance, including, without limitation, statements with respect to ATMI's anticipated results of operations or level of business for 2012 or any other future period, are forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on current expectations only and are subject to certain risks, uncertainties, and assumptions, including, but not limited to, changes in semiconductor and life sciences industry growth (including, without limitation, wafer starts) or ATMI's markets; competition, problems, or delays developing, commercializing, and delivering new products; customer-driven pricing pressure; potential loss of key customers; problems or delays in integrating acquired operations and businesses; uncertainty in the credit and financial markets; ability to protect ATMI's proprietary technology; and other factors described in ATMI's Form 10-K for the year ended December 31, 2011 and other subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties may cause actual results to differ materially from those expressed in our forward-looking statements. ATMI undertakes no obligation to update any forward-looking statements.

ATMI®

# Q2 2012 Financial Summary

- Revenue grew 14% Q/Q and 2% Y/Y
  - SDS Direct transition complete and meeting expectation
  - LifeSciences grew 19% on strong consumable growth
- Improved profitability
  - Gross margins >50%
  - 16% operating margins
- Cash provided by operating activities up 79%
- Long-term growth outlook favorable
  - Growth in advanced nodes
  - Acceleration of demand in single-use technology
  - Developing resource efficiency applications

# ATMI

| $M (except per share data) | Q2 2012 | Q2 2011 | Change | Q1 2012 | Change |
|---|---|---|---|---|---|
| Revenue | **105.9** | 104.0 | +2% | 92.6 | +14% |
| Gross profit | **53.5** | 49.5 | +8% | 44.2 | +21% |
| *Gross margin* | ***50.5%*** | *47.5%* | | *47.7%* | |
| Operating income | **16.9** | 15.4 | +10% | 6.1 | +176% |
| *Operating margin* | ***16.0%*** | *14.8%* | | *6.6%* | |
| Net income | **11.4** | 11.1 | +3% | 3.9 | +195% |
| EPS | **$0.35** | $0.34 | | $0.12 | |

- Revenue and operating income growth due to SDS Direct and LifeSciences growth
- Q2 2012 ETR 31.9% unfavorably impacted by Artelis Valuation Allowance; expect FY 2012 ~30%
- Q2 2012 results include a $0.01 loss per diluted share on the sale of our only auction rate security

# Diverse revenue mix

### Q2 2012 Revenues by Product


Implant 26%
Cu Materials 45%
NOWPak 13%
LifeSciences 11%
Other 5%

### Q2 2012 Revenues by Sector


Logic 56%
Memory 25%
Display 8%
LifeSciences 11%

ATMI®

# Microelectronics

| $M | Q2 2012 | Q2 2011 | Change | Q1 2012 | Change |
|---|---|---|---|---|---|
| Revenue | **94.6** | 94.6 | +0% | 83.5 | +13% |
| *Gross margin* | ***52%*** | *50%* | | *50%* | |
| Operating income | **30.5** | 28.3 | +8% | 21.0 | +45% |
| *Operating margin* | ***32.2%*** | *29.9%* | | *25.2%* | |

- SDS added $5.8M net revenues and drove gross margin improvement
- Display down on lower demand and unfavorable mix
- Large customers are ramping or planning to ramp advanced nodes
- Macro short-term growth outlook moderating; customers managing inventory

ATMI®

# SDS Direct financial summary

| Financial impact per quarter ($M, except EPS) | Q4 2011 | Q1 2012 | Q2 2012 | Ongoing Beginning Q3 2012 |
|---|---|---|---|---|
| **Revenue** | | | | |
| Incremental revenue | $1.9 | $4.5 | $7.7 | $7 - $8 |
| Inventory repurchase and burn | ($8.8) | ($7.0) | ($1.9) | - |
| Net revenue | ($6.9) | ($2.5) | $5.8 | $7 - $8 |
| **Expense** | | | | |
| Contract termination | $84.6 | - | - | - |
| Incremental operating expense | $1.3 | $1.0 | $1.1 | $1 - $2 |
| **EPS impact** | **($1.82)** | **($0.04)** | **$0.08** | **$0.08 - $0.09** |

**SDS Direct adds:**

- **~200 bps to consolidated gross margin**
- **~$4-$5M cash flow per quarter**

ATMI

# LifeSciences

| $M | Q2 2012 | Q2 2011 | Change | Q1 2012 | Change |
|---|---|---|---|---|---|
| Revenue | **11.2** | 9.4 | +19% | 9.1 | +22% |
| *Gross margin* | ***38%*** | *27%* | | *32%* | |
| Operating (loss) | **(1.1)** | (1.9) | | (2.1) | |
| *Operating margin* | ***(9.9%)*** | *(19.9%)* | | *(23.3%)* | |

- Growth in single-use technology is accelerating
- Profitability improving with higher mix of consumables
- 20-30% CAGR expected over next several years
- Q3 expected to be lower sequentially due to European seasonality

ATMI®

ATMI®

**Thank you for your interest.**

Troy Dewar
Director, Investor Relations
203.207.9349
tdewar@atmi.com